UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/09/2012

Kraft Foods Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-16483

Virginia	52-2284372
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753
(Address of principal executive offices, including zip code)

(847) 646-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 9, 2012, Kraft Foods Inc. announced that, when the new companies launch following the spin-off of its North American grocery business, David Brearton, our current Executive Vice President ("EVP") and Chief Financial Officer ("CFO"), will be EVP and CFO of the global snacks company.

Item 8.01.    Other Events

As previously announced, our Board of Directors intends to create two independent public companies: (i) a global snacks business and (ii) a North American grocery business through a tax-free spin-off of the North American grocery business to Kraft Foods' shareholders.

On December 5, 2011, we announced the Chairman and Chief Executive Officers of the future companies.

On January 9, 2012, we announced the following structures and designated additional members for the leadership teams of the future companies - to be effective when the two new companies launch, sometime before year-end 2012:

GLOBAL SNACKS BUSINESS

Irene Rosenfeld, Kraft Foods' Chairman and Chief Executive Officer, who will be Chairman and Chief Executive Officer of the global snacks company, announced the designated executive leadership team for the global snacks company:

      DAVID BREARTON will continue as EVP and CFO, responsible for financial operations, including accounting and reporting, financial planning and analysis, treasury, tax, audit and investor relations. He will assume responsibility for Information Systems.

      MARK CLOUSE will be EVP and President, North America, responsible for the company's business in the United States and Canada. He currently serves as EVP and President, Snacks and Confectionery in Kraft Foods North America.

      TIMOTHY COFER will continue as EVP and President, Europe.

      SANJAY KHOSLA will continue as EVP and President, Developing Markets. In addition, he will provide oversight to the company's Chief Customer Officer.

      KAREN MAY will continue as EVP, Human Resources.

      DANIEL MYERS will be EVP, Integrated Supply Chain, responsible for procurement, manufacturing, engineering and customer service and logistics. He currently serves as EVP, Supply Chain of Kraft Foods Inc.

      GERHARD PLEUHS will be EVP, Legal Affairs and General Counsel, responsible for the legal, corporate secretary and compliance functions. He currently serves as Senior Vice President ("SVP") and Deputy General Counsel, Business Units, Kraft Foods Inc.

      JEAN SPENCE will continue as EVP, Research, Development and Quality, responsible for all product and packaging development, research, nutrition, quality, food safety and scientific affairs worldwide.

      MARY BETH WEST will continue as EVP, Chief Category and Marketing Officer, responsible for the Global Category Teams for biscuits, chocolate, and gum and candy as well as the marketing services functions. She will assume responsibility for corporate affairs.

      A search is underway for an EVP, Strategy, responsible for the global snacks company's corporate strategy and mergers and acquisitions.

NORTH AMERICAN GROCERY BUSINESS

W. Anthony Vernon, EVP and President, Kraft Foods North America, who will become Chief Executive Officer of the North American grocery company, announced the designated executive leadership team for the North American grocery company:

       DINO BIANCO will be EVP and President, Canada, responsible for all grocery operations in that country. He is currently President, Kraft Foods Canada, which includes both snacks and grocery.

       DEANIE ELSNER will be EVP and President, Beverages. She is currently President, Beverages.

       MARC FIRESTONE will be EVP, Corporate and Legal Affairs and General Counsel, responsible for the corporate affairs, legal, corporate secretary and compliance functions. He currently serves in this role for Kraft Foods Inc.

       MICHAEL HSU will be EVP and Chief Commercial Officer, responsible for U.S. sales, Foodservice, Puerto Rico and export markets, as well as the company's marketing services center of excellence. He currently serves as President, Sales and Customer Logistics for Kraft Foods North America.

    DIANE JOHNSON MAY will be EVP, Human Resources. She is currently SVP, Human Resources for Kraft Foods North America.

    TIMOTHY McLEVISH will be EVP and CFO, responsible for the company's financial operations. Tim had previously served as EVP and Chief Financial Officer for Kraft Foods Inc.

    NICHOLAS MERIGGIOLI will be EVP and President, Oscar Mayer. He is currently President, Oscar Mayer.

    MICHAEL OSANLOO will be EVP and President, Grocery. He is currently President, Grocery.

    SAM ROVIT will be EVP, Strategy, responsible for corporate strategy, mergers and acquisitions, and Information Systems. He currently serves in this role for Kraft Foods Inc.

    THOMAS SAMPSON will be EVP, Business Transformation, responsible for implementing structural and organizational changes designed to provide greater efficiency and effectiveness. He currently serves as SVP of Business Transformation for Kraft Foods North America.

    GEORGE ZOGHBI will be EVP and President, Cheese and Dairy. He is currently President, Cheese and Dairy.

          Two other positions will be part of the North American grocery company executive team.

         EVP, Integrated Supply Chain, responsible for procurement, manufacturing, customer service and logistics.
         EVP, Research and Development, Quality and Innovation, responsible for product and packaging development, research, nutrition, innovation, quality, food safety and scientific affairs.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains a number of forward-looking statements. Words, and variations of words such as "plan," "continue," "will," and similar expressions are intended to identify our forward-looking statements, including but not limited to, our plan to launch two companies and their leadership; cost management; and innovation. These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our failure to successfully separate the businesses. For additional information on these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Form 8-K, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Inc.

Date: January 09, 2012	By:	/s/ Carol J. Ward
Carol J. Ward
Vice President and Corporate Secretary